ASSISTANT SECRETARY'S CERTIFICATE

On this 20th day of May 2009, the undersigned, Janette E. Farragher, does hereby certify that she currently is the duly elected and presently incumbent Assistant Secretary of Dreyfus Municipal Bond Opportunity Fund, and does hereby further certify that the Articles of Amendment attached hereto is the true and correct copy of the original as filed with the Commonwealth of Massachusetts on December 30, 2008.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

Janette E. Farragher, Assistant Secretary

State of: New York
County of: New York

On this 20th day of May 2009, personally appeared before me, Janette E. Farragher, who is known to me as the individual described herein and she executed the foregoing Certificate, and she duly acknowledged before me that she executed the same.

Notary Public

LORETTA JOHNSTON
Notary Public, State of New York
No. 01JO5082006
Qualified in Bronx County
Commission Expires 7/14/2011

DREYFUS PREMIER MUNICIPAL BOND FUND

ARTICLES OF AMENDMENT

Dreyfus Premier Municipal Bond Fund (the "Trust"), a business trust formed by an Agreement and Declaration of Trust dated June 4, 1986, as amended, pursuant to the laws of the Commonwealth of Massachusetts, hereby certifies to the Secretary of State of the Commonwealth of Massachusetts that:

FIRST: The Agreement and Declaration of Trust of the Trust is hereby amended by striking out Article I, Section 1 and inserting in lieu thereof the following:

> "Section 1. Name. This Trust shall be known as 'Dreyfus Municipal Bond Opportunity Fund'."

SECOND: The amendment to the Agreement and Declaration of Trust herein made was duly approved by at least a majority of the Trustees of the Trust at a meeting held on July 22, 2008 pursuant to Article IX, Section 8 of the Agreement and Declaration of Trust.

IN WITNESS WHEREOF, Dreyfus Premier Municipal Bond Fund has caused these Articles to be signed in its name and on its behalf by the undersigned Trustees.

DREYFUS PREMIER MUNICIPAL BOND FUND

Joseph S. DiMartino, Trustee

Clifford L. Alexander, Jr., Trustee

DREYFUS PREMIER MUNICIPAL BOND FUND

ARTICLES OF AMENDMENT

Dreyfus Premier Municipal Bond Fund (the "Trust"), a business trust formed by an Agreement and Declaration of Trust dated June 4, 1986, as amended, pursuant to the laws of the Commonwealth of Massachusetts, hereby certifies to the Secretary of State of the Commonwealth of Massachusetts that:

FIRST: The Agreement and Declaration of Trust of the Trust is hereby amended by striking out Article I, Section 1 and inserting in lieu thereof the following:

> "Section 1. Name. This Trust shall be known as 'Dreyfus Municipal Bond Opportunity Fund'."

SECOND: The amendment to the Agreement and Declaration of Trust herein made was duly approved by at least a majority of the Trustees of the Trust at a meeting held on July 22, 2008 pursuant to Article IX, Section 8 of the Agreement and Declaration of Trust.

IN WITNESS WHEREOF, Dreyfus Premier Municipal Bond Fund has caused these Articles to be signed in its name and on its behalf by the undersigned Trustees.

DREYFUS PREMIER MUNICIPAL BOND FUND

____
Joseph S. DiMartino, Trustee

C. L. Alexander
Clifford L. Alexander, Jr., Trustee

David W. Burke, Trustee

Peggy C. Davis, Trustee

Diane Dunst, Trustee

Ernest Kafka, Trustee

Nathan Leventhal, Trustee

Daniel Rose, Trustee

Warren B. Rudman, Trustee

David W. Burke, Trustee

Peggy C. Davis, Trustee

Diane Dunst, Trustee

Ernest Kafka, Trustee

Nathan Leventhal, Trustee

Daniel Rose, Trustee

Warren B. Rudman, Trustee

David W. Burke, Trustee

Peggy C. Davis, Trustee

Diane Dunst, Trustee

Ernest Kafka, Trustee

Nathan Leventhal, Trustee

Daniel Rose, Trustee

Warren B. Rudman, Trustee

David W. Burke, Trustee

Peggy C. Davis, Trustee

Diane Dunst, Trustee

Ernest Kafka, Trustee

Nathan Leventhal, Trustee

Daniel Rose, Trustee

Warren B. Rudman, Trustee

David W. Burke, Trustee

Peggy C. Davis, Trustee

Diane Dunst, Trustee

Ernest Kafka, Trustee

Nathan Leventhal, Trustee

Daniel Rose, Trustee

Warren B. Rudman, Trustee

____
David W. Burke, Trustee

____
Peggy C. Davis, Trustee

____
Diane Dunst, Trustee

____
Ernest Kafka, Trustee

____
Nathan Leventhal, Trustee

____
Daniel Rose, Trustee

____
Warren B. Rudman, Trustee

David W. Burke, Trustee

Peggy C. Davis, Trustee

Diane Dunst, Trustee

Ernest Kafka, Trustee

Nathan Leventhal, Trustee

Daniel Rose, Trustee

Warren B. Rudman, Trustee

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

December 30, 2008 12:07 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth